                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): November 27, 2000



                           Supply Chain Services, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    000-26049
                            ------------------------
                            (Commission file number)


         Delaware                                        59-2159951
----------------------------                 ---------------------------------
(State or other jurisdiction                  (IRS Employer Identification No.)
      of incorporation)


   8/F Guangdong Textile Centre, 22 Minden Avenue, Tsimshatsui, Kowloon, Hong Kong or c/o Registered Agents, Ltd., 1220 North Market Street, Suite 606,
                              Wilmington, DE 19801
   ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                       (852) 2366-8312 or (302) 421-5750
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Paddington Inc.
  Suite E, 15/F, Ho Lee Commercial Building, 40 D'Aguilar Street, Central, Hong
   Kong or c/o Registered Agents, Ltd., 1220 North Market Street, Suite 606,
                              Wilmington, DE 19801
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Registrant entered into a Subscription Agreement with Hardy Kung Chin Lok ("Mr. Lok"), dated as of November 27, 2000, in which Mr. Lok received 1,250,000 shares of common stock of the Registrant in exchange for the cash consideration of US$250,000.

         The Registrant also entered into a Subscription Agreement with Mr. Eddie Chow ("Mr. Chow"), dated December 5, 2000, in which Mr. Chow received 700,000 shares of common stock of the Registrant in exchange for the cash consideration of US$140,000.

         The above-mentioned transactions represent an acquisition of cash of greater than ten percent (10%) of the total assets of the Registrant.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5. OTHER EVENTS

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Pro Forma Financial Information.

SUPPLY CHAIN SERVICES INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
AS OF SEPTEMBER 30, 2000
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)


                                                    Historical                           Pro forma        Pro forma
                                                     Balances             Note           Adjustment       Balances
                                                    ----------            ----           ----------       ---------
                                                        $                                                     $
ASSETS
Current assets:
Cash and bank deposits                                    --              (4 a)           390,000          390,000

Accounts receivable                                   58,774                                                58,774
Other receivable and prepayments                      19,953                                                19,953
Deposits                                              13,438                                                13,438
                                                     -------                                               -------

TOTAL CURRENT ASSETS                                  92,165                                               482,165
Furniture, fixtures, equipment and capital
  Lease, net                                          44,975                                                44,975
Deferred expenses, net                                58,812                                                58,812
Deferred taxation                                     12,852                                                12,852
                                                     -------                                               -------

TOTAL ASSETS                                         208,804                                               598,804
                                                     =======                                               =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Deficit cash balance                                  11,073                                                11,073
Capital lease obligations, current portion            16,129                                                16,129
Accounts payable                                      40,941                                                40,941
Other payable and accrued liabilities                 21,514                                                21,514
Deposits from customers                               17,786                                                17,786
Due to a shareholder                                  62,945                                                62,945
Provision for taxation                                13,123                                                13,123
                                                     -------                                               -------

TOTAL CURRENT LIABILITIES                            183,511                                               183,511
Capital lease obligations, non-current
  portion                                             36,290                                                36,290
                                                     -------                                               -------

TOTAL LIABILITIES                                    219,801                                               219,801
                                                     -------                                               -------

Shareholders' equity:
Share capital                                          3,333              (4 b)               195            3,528
Additional Paid-in Capital                                --              (4 c)           389,805          389,805
Retained earnings (deficit)                          (14,330)                                              (14,330)
                                                     -------                                               -------

TOTAL SHAREHOLDERS' EQUITY                           (10,997)                                              379,003
                                                     -------                                               -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           208,804                                               598,804
                                                     =======                                               =======

   The accompanying notes are an integral part of these financial statements.

SUPPLY CHAIN SERVICES INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (AMOUNTS EXPRESSED IN UNITED STATES DOLLARS UNLESS OTHERWISE STATED)


1        ORGANIZATION AND PRINCIPAL ACTIVITIES

         Supply Chain Services Inc. (formerly Paddington Inc., the "Company") was incorporated in the State of Delaware, United States of America, on March 29, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition, or other business combination with a domestic or foreign private business. On August 28, 2000, the Company acquired 100% equity interest in Supply Chain Services Limited ("SCSL") and its wholly-owned subsidiary, Leader Industrial Group Limited ("LIGL"), in a transaction which is described below in this Note. With effect from August 31, 2000, the Company changed its name from Paddington Inc. to Supply Chain Services Inc., the present one.

         During the period from March 29, 1999 (date of incorporation) to August 28, 2000 (date of acquisition of SCSL and its wholly-owned subsidiary, LIGL by the Company), the Company's sole asset was cash on hand in the amount of $600 and the Company was considered as a development stage enterprise.

         ACQUISITION OF SCSL AND ITS WHOLLY-OWNED SUBSIDIARY LIGL

         On August 28, 2000, the Company consummated a stock-for-stock merger transaction whereby the Company acquired, for an aggregate price of $2,733.33, 10,000 shares of common stock, par value HK$1 each, representing all of the issued and outstanding shares of SCSL in exchange for the issuance by the Company of 27,333,333 shares of its common stock to Gi-Tech Developments Limited ("Gi-Tech") and Miss Pauline Wai Man Chu ("the SCSL shareholders"), and a designee of Gi-Tech pursuant to the Share Exchange Agreement signed on the same date by and amongst the Company, SCSL and the SCSL shareholders.

         Gi-Tech is a company incorporated in the British Virgin Islands and Mr. Thomas Yan Chuen Chu ("Mr. Chu") is the beneficial owner of all of its issued and outstanding common stock, and as such is the beneficial owner of all 25,299,999 shares of the Company now owned by Gi-Tech. In connection with the transaction, Gi-Tech designated Mr. Tze Tat Fung to receive 666,667 shares of common stock of the Company. Miss Pauline Wai Man Chu received 1,366,667 shares of the Company in connection with the transaction.

         LIGL was incorporated in Hong Kong on September 10, 1997 and commenced business mainly in the trading of toys in April 1998. All the then issued and outstanding common shares of LIGL were owned by Gi-Tech which was 100% beneficially owned by Mr. Chu.

         On March 12, 1999, SCSL was incorporated in Hong Kong. 95% of the issued and outstanding common shares of SCSL were owned by Gi-Tech and were therefore beneficially owned by Mr. Chu. 5% of the issued and outstanding common shares of SCSL were owned by Miss Pauline Wai Man Chu. SCSL commenced business as a supply chain management services provider in April 1999. In April 1999, SCSL acquired the entire issued and outstanding common shares of LIGL. After the acquisition, Gi-Tech, which remained to be 100% beneficially owned by Mr. Chu, owned directly 95% of the issued and outstanding common shares of SCSL and Miss Pauline Wai Man Chu became a 5% beneficial shareholder of SCSL.

         The headquarters of SCSL is situated in Hong Kong and it also maintains representative offices in the People's Republic of China ("PRC") and Taiwan.

2        BASIS OF PRESENTATION ON HISTORICAL BALANCES

         The acquisition of SCSL and its wholly-owned subsidiary, LIGL, by the Company on August 28, 2000 has been treated as a reverse acquisition since SCSL is the continuing entity in substance as a result of the stock-for-stock merger transaction as described above in Note 1 to the accompanying financial statements. On this basis, the historical financial statements prior to August 28, 2000 represent the consolidated condensed financial statements of SCSL and LIGL.

         The historical shareholders' equity accounts of the Company as of December 31, 1999 has been retroactively restated to reflect the issuance of 27,333,333 shares of common stock of par value $0.0001 each in connection with the acquisition.

3        BASIS OF PRO FORMA PRESENTATION

         On November 27, 2000, the Company entered into a Share Subscription Agreement with Mr. Hardy Kung Chin Lok ("Mr. Lok") under which Mr. Lok subscribed for 1,250,000 shares of the Company's restricted common stock, par value US$0.0001, at US$0.20 per share for a cash consideration of US$250,000. Mr. Lok was a director and a holder of 2,000,000 common shares of the Company at the time he entered into the Share Subscription Agreement. On December 5, 2000, the Company entered into a Share Subscription Agreement with Mr. Eddie Chow ("Mr. Chow") under which Mr. Chow subscribed for 700,000 shares of the Company's restricted common stock, par value US$0.0001, at US$0.20 per share for a cash consideration of US$140,000. The execution of the Share Subscription Agreements by Mr. Lok and Mr. Chow has in effect made Mr. Lok a 9.21% shareholder of the Company and Mr. Chow a 1.98% shareholder of the Company.

         The pro forma balance sheet was presented in a manner as if the Company had executed the Share Subscription Agreements with Mr. Lok and Mr. Chow as of September 30, 2000.

         Unaudited pro forma statements of income were not presented because the share subscription transactions as described above had no effect on the Company's statements of income.

4        PRO FORMA ADJUSTMENTS

         (a) Represents cash to be received from Mr. Lok and Mr. Chow in accordance with the Share Subscription Agreement dated November 27, 2000 and December 5, 2000.

         (b) Represents the par value of the Company's common stock subscribed by Mr. Lok and Mr. Chow.

         (c) Represents excess of the subscription price of US$0.20 over the par value of US$0.0001 on the shares of the Company's common stock subscribed by Mr. Lok and Mr. Chow.

         (c)      Exhibits

                  2.1. Subscription Agreement dated as of November 27, 2000, between the Registrant and Mr. Lok

                  2.2 Subscription Agreement dated December 5, 2000 between the Registrant and Mr. Chow

ITEM 8.  CHANGES IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:   December 7, 2000              SUPPLY CHAIN SERVICES, INC.



                                       By: /s/ Thomas Y.C. Chu
                                          -------------------------------------
                                       Name: Thomas Y.C. Chu
                                       Title: President